UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018
GENMARK DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter) Commission File Number: 001-34753

Delaware	27-2053069
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5964 La Place Court Carlsbad, California 92008
(Address of principal executive offices, including zip code)

760-448-4300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

GenMark Diagnostics, Inc. (“GenMark”) held its 2018 Annual Meeting of Stockholders on May 24, 2018 (the “Annual Meeting”), at which a total of 51,559,705 shares of GenMark common stock, or approximately 93% of the shares entitled to vote, were represented in person or by valid proxies. A description of each matter voted upon at the Annual Meeting is described in detail in GenMark’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2018. Set forth below are final voting results for the four proposals that were subject to a vote of GenMark’s stockholders at the Annual Meeting.

1.	For the proposal to elect two nominees for director to serve a three-year term expiring at GenMark’s 2021 Annual Meeting of Stockholders, the voting results were as follows:

Name of Directors Elected	For	Withhold	Broker Non-Votes
Hany Massarany	40,973,338	3,068,822	7,517,545
Kevin C. O’Boyle	39,140,619	4,901,541	7,517,545

The following individuals are continuing directors with terms expiring at GenMark’s 2019 Annual Meeting of Stockholders: Lisa M. Giles and Michael S. Kagnoff.

The following individuals are continuing directors with terms expiring at GenMark’s 2020 Annual Meeting of Stockholders: Daryl J. Faulkner and James Fox, Ph.D.

2.	For the proposal to approve the GenMark Amended and Restated 2013 Employee Stock Purchase Plan, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
43,987,418	46,257	8,485	7,517,545

3.	For the proposal to ratify Ernst & Young LLP as GenMark’s independent registered public accounting firm for the fiscal year ending December 31, 2018, the voting results were as follows:

For	Against	Abstain
51,421,383	115,205	23,117

4.	For the proposal to approve, on an advisory basis, the compensation of GenMark’s named executive officers, the voting results were as follows:

For	Against	Abstain	Broker Non-Votes
12,552,136	31,340,884	149,140	7,517,545

No other matters were presented for stockholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 31, 2018	GENMARK DIAGNOSTICS, INC.

/s/ Eric Stier
Eric Stier
Senior Vice President, General Counsel and Secretary